Exhibit 10.11
[New Century Letterhead]
August ___, 2009
[               ]
Re: Temporary Salary Reduction
Dear [               ]:
     In light of the difficult economic environment in which the Company is currently operating, the Board of Directors of the Company is instituting an across the board temporary salary reduction of 5% applicable to all salaried employees and 10% for all senior management.
     In light of your employment agreement with the Company, we request that you agree to modify your agreement to provide for a temporary reduction in your annual base salary to assist the Company in weathering the poor economy and to help protect our own mutual equity interests in the Company.
     Specifically, the Board is requesting that you agree to modify your employment agreement to reduce, for a period of one (1) year, your current base salary by [ ]%. At the end of the one year period, which shall commence on August 9, 2009 your salary shall return to the level it would have had there been no modification, subject to any further agreement to modify. Please note this salary reduction will also affect any of your other employment benefits that are directly tied to your annual compensation. Your agreement to this request by the Company is voluntary and if you determine that you are unable to so agree, that decision will have no adverse consequence on your relationship with the Company.
     Your signature below will signify your agreement with this contractual modification and a waiver of any contractual rights you would otherwise have with respect to this specific alteration of your compensation.
     We would like to express the sincere appreciation of the Board for your cooperation as we pursue our mutual interest in navigating the Company through these difficult times.
     If you are in agreement with the foregoing, please execute this modification by signing below and returning an original signed copy to the Company.

Sincerely,

NEW CENTURY TRANSPORTATION, INC.

By:

Director

By:

Director

By:

Director

By:

Director

By:

Director

By:

Director

By:

Director
Accepted and agreed to
this                      day of                     , 2009.
EMPLOYEE

Date: